Exhibit 99.1

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of NitroMed, Inc. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 29th day of January, 2009.

                         DEERFIELD CAPITAL, L.P.

                         By:  J.E. Flynn Capital LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         DEERFIELD SPECIAL SITUATIONS FUND, L.P.

                         By:  Deerfield Capital, L.P.

                         By:  J.E. Flynn Capital LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         DEERFIELD MANAGEMENT COMPANY, L.P.

                         By:  Flynn Management LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

                         By:  Deerfield Management Company, L.P.

                         By:  Flynn Management LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory

                         DEERFIELD PRIVATE DESIGN FUND, L.P.

                         By:  Deerfield Capital, L.P.

                         By:  J.E. Flynn Capital LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

                         By:  Deerfield Capital, L.P.

                         By:  J.E. Flynn Capital LLC, General Partner

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         NTMD PARENT ACQUISITION CORP.

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         NTMD ACQUISITION CORP.

                         By:  /s/ Darren Levine
                              -------------------------------------
                              Name:  Darren Levine
                              Title: Authorized Signatory


                         JAMES E. FLYNN

                         /s/ Darren Levine
                         -----------------------------------------
                         Darren Levine, Attorney-in-Fact